Exhibit 99.1

Equity LifeStyle Properties1 Investor Presentation November 2012 Fun N Sun – San Benito, TX Palm Springs – Palm Desert, CA

Pine Lakes – North Ft. Myers, FL Equity LifeStyle Properties, Inc.

Two North Riverside Plaza

Chicago, IL 60606 Paradise RV Resort – Sun City, AZ

Equity LifeStyle Properties

2 Forward-Looking Statements

■This presentation includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding the Company’s expectations, goals or intentions regarding the future, and the expected effect of the recent acquisitions on the Company. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

?the Company’s ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and its success in acquiring new customers at its Properties (including those that it may acquire);

?the Company’s ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that the Company may acquire;

?the Company’s ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

?the Company’s assumptions about rental and home sales markets;

?the Company’s assumptions and guidance concerning 2012 and 2013 estimated net income and funds from operations;

?the Company’s ability to manage counterparty risk;

?in the age-qualified Properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;

?results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options, including site-built single-family housing;

?impact of government intervention to stabilize site-built single family housing and not manufactured housing;

?effective integration of the recent acquisitions and the Company’s estimates regarding the future performance of the recent acquisitions;

?unanticipated costs or unforeseen liabilities associated with the recent acquisitions;

?ability to obtain financing or refinance existing debt on favorable terms or at all;

?the effect of interest rates;

?the dilutive effects of issuing additional securities;

?the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;” and

?other risks indicated from time to time in the Company’s filings with the Securities and Exchange Commission.

■These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

Equity LifeStyle Properties

Real Estate 3

Equity LifeStyle Properties

ELS Property Locations 4

Equity LifeStyle Properties

■ One of the nation’s largest real estate networks with 382 properties containing over 141,000 sites in 32 states and British Columbia

ELS Overview 5 Note: 1) See page 22 for details.

■ELS has a unique business model

ELS owns the land

Leases individual developed sites to customers

Customers own the units they place on the sites

ELS site composition

Over 93% of property operating revenue is from annual revenue streams (1)

75,600 manufactured or resort home sites

65,500 sites for resort cottages (park models) and recreational vehicles

•Includes 46,000 sites primarily rented on an annual basis

■ELS’s rent position is prime

■Over 1,000,000 customer contacts

Equity LifeStyle Properties ELS Investment Highlights

■Well Located Real Estate

?>80 properties with lake, river or ocean frontage

?>100 properties within 10 miles of coastal United States

?Property locations are strongly correlated with population migration

■Financial Performance and Fundamentals

?Strong Long Term Performance

?Long Term Predictable Cash Flows

?Balance Sheet Flexibility

■Favorable Customer Demographics

?Baby Boomers

?Active adults and RV owners / Outdoor enthusiasts

■Seasoned Management Team

6

Equity LifeStyle Properties

Property Location Shift (1)(2)(3)(4)

Top 5 New Acquisition States: +226 properties; +15.4% population growth

All Disposition States: -13 properties; +6.4% population growth

122 properties currently on the west coast (5)


WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
MINNESOTA
WISCONSIN
IOWA
MICHIGAN
ILLINOIS
INDIANA
OHIO
NEVADA
UTAH
COLORADO
CALIFORNIA
KANSAS
MISSOURI
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TEXAS
LOUISIANA
MISSISSIPPI
ALABAMA
GEORGIA
FLORIDA
TENNESSEE
KENTUCKY
WEST VIRGINIA
VIRGINIA
NORTH CAROLINA
SOUTH CAROLINA
PENNSYLVANIA
NEW YORK
VERMONT
MAINE
NEW HAMPSHIRE
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
NEW JERSEY
DELAWARE
MARYLAND
134 properties currently in FL & TX

66 properties currently on the east coast (5)

+ properties since IPO

- properties since IPO

Notes:
1) Source: US Census Bureau, 2010.
2) Population change is from 2000 – 2010.
3) Top 5 additional states are FL, CA, AZ, TX, and WA.
4) Canada not included.
5) West coast = AZ, CA, NV, OR, WA and British Columbia. East coast = CT, DE, MA, MD, ME, NC, NH, NJ, NY, PA, SC, and VA.

7

Equity LifeStyle Properties Real Estate

■Primary investment is in land; the appreciating component of real estate in the long run

■Lower maintenance costs/customer turnover costs than other forms of real estate

■High quality real estate

?Asset scarcity

?High barriers to entry

?Retirement and vacation destinations

?Award winning properties

8 Colony Cove -Ellenton, FL

De Anza Santa Cruz -Santa Cruz, CA

Equity LifeStyle Properties Manufactured Home Community Colony Cove -Ellenton, FL

9

Equity LifeStyle Properties Manufactured Home Community Con tempo Marin - San Rafael, CA

10

Equity LifeStyle Properties

Manufactured Home Community De Anza Santa Cruz - Santa Cruz, CA 11

Equity LifeStyle Properties Manufactured Home Community Mariner’s Cove - Lewes, DE

12

Equity LifeStyle Properties RV Resort Viewpoint - Mesa, AZ 13

Equity LifeStyle Properties

RV Resort

Sunshine Key RV Resort & Marina - The Florida Keys14

Equity LifeStyle Properties Financial Performance 15

Equity LifeStyle Properties Track Record 16

Item IPO Year -1993 2012

Properties 41 382

Sites 12,312 141,077

States 16 32

FFO Per Share(1) $0.94 $4.59

Common Stock Price (2) $12.88 $67.33

Enterprise Value (3) $296 million $5.6 billion Dividend Paid Cumulative (4)—$30.50 Cumulative Total Return (5)—1,220% S&P 500 Total Return (5)—369% Notes:

1) See page 43 for definition of FFO. 1993 amount was determined from amounts presented in the 1996 Form 10-K. FFO in the 1996 Form 10-K is presented in accordance with NAREIT’s definition of FFO established in March 1995. 2012 amount is the midpoint of the estimated 2012 FFO per share range of $4.54 to $4.64 disclosed in the Third Quarter 2012 Earnings Release and Supplemental Financial Information furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on October 23, 2012 (the “Supplemental Package”). 2) The 1993 stock price is split-adjusted; the 2012 price is the closing price as of October 31, 2012. 3) 2012 amount is as of September 30, 2012. See page 27. 4) Source: SNL Financial. Includes dividends paid from IPO date of February 25, 1993 through October 31, 2012. 5) Source: SNL Financial from IPO through October 31, 2012 (calculation assumes common dividend reinvestment).

ELS

Equity LifeStyle Properties

Total Return Performance [1]

ELS total return has outperformed both the S&P 500 and other REIT's for both the last 5 and 10 years

ELS announced 2013 dividend is 14% higher than 2012


5 Year - Total Return Performance
Total Return (%)
80
60
40
20
0
-20
-40
-60
-80
October-07
October-08
October-09
October-10
October-11
October-12
ELS (+50%)
SNL US REIT Equity (+15%) (2)
S&P 500 (+2%)


10 Year - Total Return Performance
Total Return (%)
300
250
200
150
100
50
0
-50
October-02
October-03
October-04
October-05
October-06
October-07
October-08
October-09
October-10
October-11
October-12
ELS (+263%)
SNL US REIT Equity (+225%) (2)
S&P 500 (+95%)

Notes:
Source: SNL Financial.
1) Total return calculation assumes dividend reinvestment.
2) SNL US REIT Equity: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Equity REITs in SNL's coverage universe.

17

ELS
Equity LifeStyle Properties

Consistent Same Store NOI Growth and Outperformance

Q3 1998 – Q2 2012 [(1)]

Same Store NOI Averages:

ELS	*3.8%*
REIT's	*2.3%*
Apartments	*2.3%*

ELS has maintained positive same store NOI growth all quarters since at least Q3 '98


REIT Industry
ELS
Industry Average - 2.3%
ELS Average - 3.8%
Apartments Average - 2.3%
10.0%
9.5%
9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
-2.5%
-3.0%
-3.5%
3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Note:
1) Source for Same Store NOI data: Citi Investment Research, August 2012. Earliest quarter collected by Citi is third quarter of 1998. "REIT Industry" includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multi family, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty.

18

Equity LifeStyle Properties 19 ELS vs. Multifamily Same Store NOI Indexed Growth (1) Notes: 1) Source: Citi Investment Research, August 2012. Same Store Indexed Growth assumes initial investment of $100 multiplied by the annual same store NOI growth rate. 2) Source: Citi Investment Research, August 2012. Averages equal annualized quarterly same store NOI averages collected by Citi. See page 18.3) Source: SNL Financial. Average FFO Multiple for the period calculated on a trailing 12 month basis. Multiple equals stock price divided by FFO per share. ELS compounded Same Store NOI growth rates significantly outperformed the REIT Multifamily industry since 1999$95$100$105$110$115$120$125$130$135$140$145$150$155$160$1651999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 20102011 Same Store NOI Indexed Growth Multifamily Averages (2) ELS Averages (2)

FFO Multiples

ELS Multifamily 1996 –2001(3) 12.9x11.0x 2002 –2011(3) 16.9x18.2x 201214.8x19.1x

Equity LifeStyle Properties 20 ELS vs. Multifamily (cont’d) FFO/Share and Total Return

Notes: Source: SNL Financial, May 2012. 1) Growth in FFO/Share and Total Return assumes initial investment of $100 multiplied by the annual FFO/Share and Total Return growth rates, respectively. Total Return assumes dividend reinvestment. While ELS and SNL Multifamily Index have had similar total returns, ELS has far outpaced Multifamily Index in FFO/share growth$50$100$150$200$250$300$3502002200320042005200620072008200920102011FFO/Share and Total Return (Indexed) FFO/Share and Total Return: 2002-2011 (1) ELS FFO/Share (61.2%) US REIT Multifamily FFO/Share (2.4%) ELS Total Return (234.2%) US REIT Multifamily Total Return (241.9%)

Equity LifeStyle Properties$508.3$517.3$589.2$708.2$724.4$0$100$200$300$400$500$600$700$8002009201020112012 (1)2013 (1)$120.4$126.0$147.5$208.6$227.3$0$50$100$150$200$2502009201020112012 (1)2013 (1) 21

Long Term Predictable Cash Flows Revenue (In $US millions) Funds from Operations (In $US millions) (2) FFO expected to grow 41% in 2012 and 9% in 2013 Over 96% of estimated 2013 revenue is comprised of property operating revenue 2011 and 2012 growth largely driven by $1.4 billion Hometown acquisition during the second half of 2011 Notes: 1) Based on Company’s estimate and represents the midpoint of a range. See the Supplemental Package.2) See page 43 for definition of FFO and reconciliation of Net Income available for common shares to FFO.

Equity LifeStyle Properties 22 Steady, Predictable Revenue Streams Property Revenue Buckets (1) Annual MH Annual RV Utility & Other Annual Right to Use Transient Seasonal 12.7% 9.1% 8.7% 62.8% All Annual Revenue = 93.3%$705M Property Operating Revenues Note: 1) Property revenue buckets reflect Company’s estimated 2013 property operating revenues.

Equity LifeStyle Properties

Manufactured Homes Casa del Sol East –Glendale, AZ23

Equity LifeStyle Properties Resort Cottages (Park Model) O’Connell’s - Amboy, IL24

Equity LifeStyle Properties RV Units Green Mountain - Lenoir, NC (Thousand Trails) 25

Equity LifeStyle Properties 26 Balance Sheet Flexibility Total Debt / Total Capitalization (1) Fixed Interest Coverage (2) $344 million of common equity raised in 2011 200 properties are unencumbered2.1x2.2x2.5x2.6x2.7x0.0x0.5x1.0x1.5x2.0x2.5x3.0x20072008200920102011 Notes: 1) Source: SNL Financial. 2) Fixed interest coverage equals interest expense divided by EBITDA.51.3%54.9%43.9%39.3%41.6%0%25%50%75%20072008200920102011

Equity LifeStyle Properties Mortgage Debt $2,084, 37.4% Term Loan $200, 3.6%OPU’s (1) $265, 4.8% Preferred (2) $200, 3.6% Common (1) $2,822, 50.6% 27 Capital Structure As of September 30, 2012 (In $US millions) Total enterprise value (1) is $5.6 billion Debt to enterprise value is 41%$380 million undrawn line of credit Notes: 1) Stock price as of 9/30/2012.2) Preferred includes 6.75% Series C Cumulative Redeemable Perpetual Preferred Stock with a liquidation value of $136 million and 8.034% Series A Cumulative Redeemable Perpetual Preferred Stock with a liquidation value of $64 million. All Series A Preferred Stock was redeemed on October 18, 2012.

Equity LifeStyle Properties 28 Acquisition Overview Note: 1) See Supplemental Package.

■2011 Acquisition

?$1.4 billion acquisition of 75 properties 2012 estimated income from property operations of $102.5 million (1)

Other Midwest/ID 11% Michigan 9% West 8% Northeast 20% Florida 52%

Equity LifeStyle Properties29

Resort Homes (1)

■205 manufactured home communities –$476 million, or 69%, of estimated 2012 property operating revenues ■74,100 sites ■Total occupancy is 89.4% and up 280 sites since 12/31/11 (2) ■Core ?Core occupancy has grown for 12 consecutive quarters through 9/30/12 ?Core occupancy of 91.6% and up 157 sites since 12/31/11 (2) ?Core Community base rental income growth for the ten months ended 10/31/12 is 2.9% (3) Pine Ridge at Crest wood – Whiting, NJ Casa del Sol Resort East – Glendale, AZ Notes: 1) Excludes joint venture sites.2) As of October 31, 2012. Core Portfolio is defined for this presentation as properties acquired prior to December 31, 2011 and which are expected to be owned and operated by the Company continuously for all of 2011 and 2012. The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations.3) Compared to the ten months ended October 31, 2011.

Equity LifeStyle Properties 30 RV Resorts (1)

■172 RV resorts –$213 million, or 31%, of estimated 2012 property operating revenues ■Total Sites = 63,900

?Annual / Seasonal Sites = 30,000 ?Transient Sites = 9,600 ?Thousand Trails Sites = 24,300 (2)

•97,500 members as of 10/31/12 –Average annual customer payments (dues) –$458 –Industry standard ratio = 10 members to 1 site –Roughly 10,300 implied excess sites (5 to 1 ratio) –Excess sites do not require any significant cap ex

■Core resort income growth for the ten months ended 10/31/12 is 2.5% (3)

Notes: 1) Excludes joint venture sites.2) As of October 31, 2012, over 4,200 of these sites are rented on an annual basis. 3) Compared to the ten months ended October 31, 2011. Goose Creek -Newport, NC Lake Con roe -Willis, TX

Equity LifeStyle Properties Customers 31

Equity LifeStyle Properties Customer Demographics 32 Note: Sources: University of Michigan’s Survey Research Center 2005, Acxiom 2009, Statistical Surveys 2011, US Census 2008.

The population of people 50 –74 is expected to grow 24% from 2010 to 2025ELS only needs a small percentage of this customer pool to feed its revenue streams U.S. Population Over Age 50 (in millions)

100M 80M 60M 40M 20M 2010 2015 2020 2025 Ages 50-54 55-59 60-64 65-69 70-74 8M-9M RV Owners Average of 42K RV Owners within 100 Miles of each ELS Resort 192 K RV sales in 2011 77M Baby Boomers

Equity LifeStyle Properties Customer Demographics33

Note: 1) See page 22 Customer Demographics

Transient RV Customer -355-55 years old Right to Use RV -Zone Park Pass – low cost product introduced in 2010 -Traditionally 55-69 years old

Seasonal RV Customer -Traditionally 55-69 years old MH and Annual RV Customer -65-74 years old -77M Baby Boomers just starting to reach this age range

Equity LifeStyle Properties 34 RV Customer Acquisition Channels

■RV Dealers ■RV Manufacturers ■RV Service Providers

?Insurance

?Reservations ■RV Retail Suppliers

Foothills West –Casa Grande, AZ Soledad Canyon - Acton, CA

Equity LifeStyle Properties ELS LifeStyle and Activities

35 ■Recreation ?Golf, softball, fishing, tennis, swimming, lawn bowling, bocce ball

■Arts

?Concerts, shows, art fairs, crafts

■Education ?Seminars, One Day University ■Volunteerism ?Consider Others, fund raising

Equity LifeStyle Properties Customer Engagement

■Engage the customer early in life, will become part of a lifestyle for the customer ■Our member base is loyal with over 50% having been with us 20+ years ■My RV Market -order branded items online (1,000 sku’s) ■Social Networking application

36

Equity LifeStyle Properties Customer Engagement ■Facebook -20,600 fans, friends of fans 4.7 million

3716 likes53 comments Detailed response thread Note:1) Facebook logo is a registered trademark of Facebook, Inc.

Search for people, places and things

Thousand Trails 19,609 likes ‘ 944 talking about this

Liked Message Travele/Leisure We love camping and so do you. That’s what this Facebook friendship is built upon. Take a seat and chat with us here about what we all love – camping and the About Photos Likes Photo Contest Customer Care/Wea

Facebook Search for people, place and things Thousand Trails Timeline 2012 Highlights Thousand Trails

March 22 Hey, TT fans! We have a fan who just purchased her first RV and

She has a few questions about Thousand Trails, Can you help

Margaret Out? “We just purchased our first RV and received a Brochure for this membership and I wanted to know if this is as good as it looks, are you limited to how many nights and how hard is it to actually book a site as so many places are fully booked and I don’t want to pay for a membership if it’s just as hard getting in to the campsites, Any advice from current members would be great thanks.”

Like’ Comment ‘ Share 19

53 1 16 people like this. TT is the best investment I have ever made as far as Camping goes. We camped all of 2010 and most of 2011 and did not pay for a single night of camping and we were in 9 states, Parks and staff are great, we are on an older plan. TT is worth the money. March 22 at 8:56am ‘ Like ‘ 2

We joined the Northeast Zone last year after receiving a complimentary stay. We just love it! Our grandson is almost 6 and he can’t go camping enough! Last year we did tent camp, but we just bought a 30 foot pull behind and can’t wait for the season to start! the grounds are beautiful, the staff is awesome, the activities are a great bonus! We have been to several location in our zone and plan to go to others soon. We recommend TT to everyone! Even when our schedule does take our grandson to the pool is a Blessing. You won’t regret joining!!

March 22 at 8:57 ‘ Like ‘ 1

Equity LifeStyle Properties

Customer Engagement Photo Contests Conducted on our Facebook Page 38 Pacific City - Cloverdale, OR Lake Minden -Nicolaus, TX

Equity LifeStyle Properties 39 Snow flower -Emigrant Gap, CA Yosemite Lakes -Groveland, CA

Customer Engagement Photo Contests Conducted on our Facebook Page

Equity LifeStyle Properties People 40

ELS

Equity LifeStyle Properties

Experienced, Proven Management and Board of Directors

Board of Directors

Samuel Zell - Chairman of the Board, Director since 1993, purchased the Company's predecessor in 1983

Howard Walker - Vice-Chairman of the Board and Director since 1997 (Former CEO)

Philip Calian - Director since 2005

David Contis - Director since 2009

Thomas Dobrowski - Director since 1993

Sheli Rosenberg - Director since 1996

Gary Waterman - Director since 1993

Executive Officers

Thomas Heneghan - Chief Executive Officer (until 2/1/2013), member of Board of Directors since 2004 and Co-Vice Chairman effective 2/1/2013 *(with ELS since 1995)*. Previous roles at ELS: President, Chief Operating Officer ("COO"), Chief Financial Officer ("CFO") and Treasurer.

Marguerite Nader – Currently President and will be President and CEO effective 2/1/2013 *(with ELS since 1993)*. Previous roles at ELS: CFO, Executive Vice President ("EVP") of New Business Development, EVP of Sales and Marketing.

Roger Maynard – EVP of Asset Management *(with ELS since 1997)*. Previous roles at ELS: EVP and COO, Regional Vice President.

Paul Seavey – Senior Vice President, CFO and Treasurer *(with ELS since 1994)*. Previous roles at ELS: SVP of Finance, VP of Financial Planning.

41

Equity LifeStyle Properties Organizational Overview 42 Regional Corporate

■Administrative ?Accounting •SVP and CAO –25+ years of experience in public accounting, joined ELS in 2012 •4 VP’s / Directors -Average 7+ years at ELS/Thousand Trails •Compliance Officer –17+ years at ELS

?Financial Planning •Director of Financial Planning -17+ years at ELS ?Human Resources •VP -18+ years at ELS

?Information Technology •VP and Chief Information Officer –4+ years at ELS •Director of IS Operations -11+ years at ELS

?Legal •SVP and General Counsel -4+ years at ELS •VP of Legal –29+ years at ELS/Thousand Trails ■Sales & Marketing

?President of sales subsidiary –8+ years at ELS/Thousand Trails ?2 Senior VP’s and 1 VP –Average 9+ at ELS/Thousand Trails

?3 Senior Directors of Marketing –Average 13+ years at ELS/Thousand Trails ?2 Call Center Directors / Managers –Average 15+ years at ELS/Thousand Trails ■Acquisitions / Dispositions ?Senior VP of Asset Management & Investments -6+ years at ELS

■2 Regional Offices ?Tampa, FL ?Phoenix, AZ

■Property Management ?Senior Vice President of Operations (starting in 2013) with 20 years of experience in MH industry

•2 SVP’s of Regional Operations average 20 years at ELS/Thousand Trails

?SVP of Revenue Management –18+ years at ELS and 30+ years in industry

?6 Vice Presidents •Average 9+ years at ELS ■Asset Management ?Vice President •8+ years at ELS ?Senior Regional Construction Manager •9+ years at ELS ?Environmental Engineer •4+ years at ELS

ELS
Equity LifeStyle Properties

Non GAAP Financial Measures

Funds from Operations ("FFO") is a non-GAAP financial measure. The Company believes that FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), is generally an appropriate measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance.

The Company defines FFO as net income, computed in accordance with GAAP, excluding gains or actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company receives up-front non-refundable payments from the entry of right-to-use contracts. In accordance with GAAP, the upfront non-refundable payments and related commissions are deferred and amortized over the estimated customer life. Although the NAREIT definition of FFO does not address the treatment of nonrefundable right-to-use payments, the Company believes that it is appropriate to adjust for the impact of the deferral activity in its calculation of FFO. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or actual or estimated losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. The Company believes that the adjustment to FFO for the net revenue deferral of upfront non-refundable payments and expense deferral of right-to-use contract commissions also facilitates the comparison to other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. The Company computes FFO in accordance with its interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of the Company's financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of the Company's liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions.

Net Income to FFO Reconciliation *(In $US millions)*

Computation of funds from operations:	2009	2010	2011	2012 (1)	2013 (1)
Net income available for common shares	34.0	38.4	22.8	48.7	105.9
Income allocated to common OP units	6.1	5.9	3.1	4.6	9.9
Series B Redeemable Preferred Stock Dividends	0.0	0.0	0.5	0.0	0.0
Deferral of Right-to-use contract revenue and commission, net	13.2	9.4	7.1	4.0	4.9
Depreciation on real estate assets and other	70.3	69.3	81.2	100.1	100.1
Depreciation on rental homes	2.3	2.8	4.3	6.1	6.5
Amortization of in-place leases	0.0	0.0	28.5	45.1	0.0
(Gain) loss on real estate	(5.5)	0.2	0.0	0.0	0.0
Funds from operations	**120.4**	**126.0**	**147.5**	**208.6**	**227.3**

Note:
(1) 2012 and 2013 amounts are the midpoint of an estimated range. See Supplemental Package.

43

Equity LifeStyle Properties

Appendix

44

Equity LifeStyle Properties Manufactured Home Communities 45

Equity LifeStyle Properties Manufactured Home Community California Hawaiian -San Jose, CA46

Equity LifeStyle Properties Manufactured Home Community Pine Lakes Country Club -North Ft. Myers, FL47

Equity LifeStyle Properties Manufactured Home Community

Coquina Crossing - Elkton, FL

48

Equity LifeStyle Properties Manufactured Home Community Colony Cove - Ellenton, FL49

Equity LifeStyle Properties Manufactured Home Community The Heritage - North Ft. Myers, FL50

Equity LifeStyle Properties Manufactured Home Community Coral Cay - Margate, FL

51

Equity LifeStyle Properties

RV Resorts

52

Equity LifeStyle Properties RV Resort Monte Vista - Mesa, AZ53

Equity LifeStyle Properties RV Resort Rancho Oso - Santa Barbara, CA (Thousand Trails) 54

Equity LifeStyle Properties RV Resort Lake George - Lake George, NY

55

Equity LifeStyle Properties RV Resort Goose Creek - Newport, NC56

Equity LifeStyle Properties RV Resort Bend - Bend, OR (Thousand Trails) 57

Equity LifeStyle Properties RV Resort Mt. Hood - Welches, OR 58

Equity LifeStyle Properties

RV Resort

59 Medina Lake - Lakehills, TX (Thousand Trails)

Equity LifeStyle PropertiesRV Resort Chesapeake Bay - Gloucester, VA (Thousand Trails) 60

Equity LifeStyle Properties Manufactured Homes 61

Equity LifeStyle Properties Manufactured Homes Bay Indies - Venice, FL 62

Equity LifeStyle Properties Manufactured Homes Bay Indies - Venice, FL

63

Equity LifeStyle Properties

Manufactured Homes

Buccaneer Estates - North Ft. Myers, FL64

Equity LifeStyle Properties RV’s / Park Models 65

Equity LifeStyle Properties Resort Cottages (Park Models) Goose Creek - Newport, NC66

Equity LifeStyle Properties Resort Cottages (Park Models) Lake Conroe - Willis, TX (Thousand Trails) 67

Equity LifeStyle PropertiesRV Units Wilderness Lakes -Oregon House, CA (Thousand Trails) 68

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